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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                October 1, 1996
               Date of Report (Date of earliest event reported)


                           PATTERSON DENTAL COMPANY
            (Exact name of registrant as specified in its charter)


        Minnesota                      0-20572                  41-0886515
----------------------------     ---------------------     ---------------------
(State or other jurisdiction     (Commission File No.)     (IRS Employer ID No.)
of incorporation)


             1031 Mendota Heights Road, St. Paul, Minnesota 55120
             ----------------------------------------------------
                   (Address of principal executive offices)


                                (612) 686-1600
             ----------------------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(A) On October 1, 1996 Patterson Dental Company (the "Registrant") acquired substantially all of the assets of the Colwell division ("Colwell") of Deluxe Corporation ("Deluxe"). The acquisition was made pursuant to an Asset Purchase Agreement entered into September 12, 1996 between the Registrant and Deluxe. The acquisition was made by Colwell Systems, Inc., a Minnesota Corporation and a wholly owned, direct subsidiary of the Registrant. The purchase price was $60,000,000 in cash (of which $55,000,000 was paid at the closing and the balance of which is payable, subject to post-closing adjustments, in accordance with the terms of the Asset Purchase Agreement), plus the assumption of up to $1,500,000 of Colwell liabilities. The funds for the acquisition were provided by the Registrant's available cash and an unsecured revolving credit line maintained with First Bank National Association.

(B) Colwell is engaged in producing and marketing a variety of office supply products, used by dental, medical and other healthcare practitioners, including stationary, envelopes, appointment calendars, file folders, accounting supplies and other office products. Substantially all of the assets acquired consisted of real estate, plant and equipment, inventory, accounts receivable and intangibles used by Colwell in the conduct of its business. The Registrant intends to continue to use the assets for these purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(A)  Financial statements of business acquired.

     It is impractical to provide the required financial statements specified in Rule 3-05(b) for the acquisition described in Item 2 and, accordingly, this information is not attached as a part of this Report. The required financial statements for the acquisition of Colwell will be filed within 60 days of the due date of this Report.

(B)  Pro forma financial information.

     It is impractical to provide the required pro forma financial information at this time and, accordingly, this information is not attached as a part of this Report. The information will be filed within 60 days of the due date of this Report.

(C)  Exhibits.

     10.1 Asset Purchase Agreement dated September 12, 1996 between Patterson Dental Company and Deluxe Corporation.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 14, 1996          PATTERSON DENTAL COMPANY


                                  By:  /s/ Ronald E. Ezerski
                                       ----------------------------------
                                       Vice President and Chief Financial
                                       Officer

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